Exhibit 99.2



              Montpelier Re Holdings Ltd.


              Financial  Supplement


              March 31, 2005






Contact: Neil McConachie Treasurer and Chief Accounting Officer telephone:
        (441) 297 9576 email: neil.mcconachie@montpelierre.bm


          This report is for informational purposes only. It should be read in conjunction with other documents filed by Montpelier Re Holdings Ltd. pursuant to the Securities Exchange Act of 1934.

Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995:



This financial supplement may contain, and Montpelier may from time to time make, written or oral "forward-looking statements" within the meaning of the U.S. federal securities laws, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and other factors, many of which are outside the Company's control, that could cause actual results to differ materially from such statements. In particular, statements using words such as "may", "should", "estimate", "expect", "anticipate", "intend", "believe", "predict", "potential", or words of similar import generally involve forward-looking statements.


Important events and uncertainties that could cause the actual results, future dividends or future repurchases to differ include, but are not necessarily limited to: market conditions affecting Montpelier's common share price; our short operating and trading history; our dependence on principal employees; the cyclical nature of the reinsurance business; the levels of new and renewal business achieved; opportunities to increase writings in our core property and specialty reinsurance and insurance lines of business and in specific areas of the casualty reinsurance market; the estimates reported by syndicates under existing QQS contracts; the inherent uncertainties of establishing reserves for loss and loss adjustment expenses, particularly on longer-tail classes of business such as casualty; unanticipated adjustments to premium estimates; the possibility of severe or unanticipated losses from natural or man-made catastrophes; the impact of terrorist activities on the economy; competition resulting from: growing capital levels in the reinsurance industry, in some cases, declining demand due to, among other things, increased retentions by cedants, and other factors; and rating agency policies and practices. The Company's forward-looking statements concerning market fundamentals could be affected by changes in demand, pricing and policy term trends and competition. These and other events that could cause actual results to differ are discussed in detail in "Risk Factors" contained in Item 1 of the Company's Annual Report on Form 10-K for the year ended December 31, 2004 filed with the Securities and Exchange Commission.

Montpelier undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made.

                          MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q1 2005
                               Table of Contents


     1                      Organizational Chart

     2                      Consolidated Financial Highlights

     3                      Summary Consolidated Balance Sheets

     4                      Summary Consolidated Income Statements

     5                      Earnings Per Share

     6                      Fully Converted Book Value Per Share

     7                      Return on Equity

     8                      Premium by Category by Quarter

     9                      Losses and Loss Ratios

     10                     Investments

     11                     Capital

     12                     Net Income Reconciliation

     13                     Non-GAAP Financial Measures

                           MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q1 2005
                              Organizational Chart

           ----------------------------------------------------------
                                 Anthony Taylor
                                    Chairman
                                 President & CEO
           ----------------------------------------------------------


----------------------------------- ------------------------------------------------   ------------------------
     Russell Fletcher                Tom Busher              Kip Oberting                Nick Newman-Young
 Chief Underwriting Officer      Chief Operating Officer   Chief Financial Officer       Marketing Director
----------------------------------- ------------------------------------------------   ------------------------



----------------------------------- ------------------------------------------------
Chris Harris                         Jonathan Kim             Neil McConachi
Chief Actuary                      General Counsel           Treasurer & CAO
----------------------------------- ------------------------------------------------




Investor enquiries:          Neil McConachie, Treasurer and Chief Accounting
                             Officer telephone: (441) 297 9576
                             email: neil.mcconachie@montpelierre.bm


                           MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q1 2005
                 Consolidated Financial Highlights (unaudited)
                    $ in millions, except per share amounts

                                                                                                                % change
                                                                             Three months ended Mar 31           Q1-05 vs.
                                                                              2005               2004             Q1-04
                                                                          -------------------------------       ---------
Gross premiums written                                                    $    306.3         $     333.2             -8%

Net premiums written                                                      $    279.4         $     297.3             -6%

Net premiums earned                                                       $    180.5         $     190.8             -5%

Net investment income                                                     $     21.4         $      15.3             40%

Net income, excluding net realized gains (losses) (1)                     $     65.5         $     106.3            -38%

Net income                                                                $     74.5         $     109.0            -32%

Comprehensive income                                                      $     36.0         $     134.9            -73%

Operating cash flow                                                       $     86.2         $     155.5            -45%

Loss and loss adjustment expense ratio                                         44.1%               24.2%
Acquisition costs ratio                                                        20.7%               18.7%
Administrative expense ratio                                                    8.4%                7.2%
Combined ratio                                                                 73.2%               50.1%

Diluted earnings per share, excl net realized gains(2)                    $     0.97         $      1.55
Diluted earnings per share                                                $     1.11         $      1.59

Fully converted book value per share  (3)                                 $    21.24         $     26.44

Total return to shareholders  (4): Quarter                                      1.3%                7.5%
Total return to shareholders  (4): Rolling 12 months                            6.5%               30.5%

Dividend per share / warrant                                              $     5.86         $      0.34


(1) Excludes realized gains (losses) on investments and excludes gains (losses) arising from translation of non-US dollar denominated balances. See Page 12 for reconciliation to net income and Page 13 for a discussion of our use of Non-GAAP Financial Measures.

(2) Excludes realized gains (losses) on investments and excludes gains (losses) arising from translation of non-US dollar denominated balances. See Page 5 for a reconciliation to diluted earnings per share and Page 13 for a discussion of our use of Non-GAAP Financial Measures.


(3) See Page 6 for calculation and Page 13 for a discussion of our use of Non-GAAP Financial Measures.

(4) Incorporates increase in fully converted book value per share and dividend accrued to shareholders. See page 7 for more detail and Page 13 for a discussion of our use of Non-GAAP Financial Measures.

                           MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q1 2005
                 Summary Consolidated Balance Sheets (unaudited)
                     $ in millions, except per share amounts


                                             Mar 31        Dec 31        Sep 30           Jun 30          Mar 31        Dec 31
                                              2005          2004          2004            2004             2004          2003
                                          -----------   ------------------------------------------------------------------------
ASSETS
Investments and cash and cash
 equivalents                               $ 2,237.5     $ 2,598.7     $ 2,598.6     $      2,449.3     $ 2,427.4     $ 2,237.7
Securities lending collateral                  343.2         420.8         480.4              531.7         420.2         354.5
Premiums receivable                            274.6         173.8         255.9              331.6         312.3         207.9
Deferred acquisition costs                      68.9          59.0          70.5               76.6          70.9          59.8
Reinsurance recoverable                        111.3          94.7          55.7                6.5           7.1           7.7
Unearned premium ceded                          24.7          17.0          39.0               45.9          32.3           9.9
Other assets                                    38.1          34.1          31.1               33.8          28.1          29.6
                                          -----------   -----------   -----------   ----------------   -----------   -----------

     Total Assets                          $ 3,098.3     $ 3,398.1     $ 3,531.2     $      3,475.4     $ 3,298.3     $ 2,907.1
                                          -----------   -----------   -----------   ----------------   -----------   -----------


LIABILITIES
Loss and loss adjustment expense reserves      590.7         549.5         573.1              309.8         276.3         249.8
Unearned premium                               394.2         287.6         403.8              449.7         447.6         318.7
Securities lending payable                     343.2         420.8         480.4              531.7         420.2         354.5
Senior notes                                   249.0         249.0         248.9              248.9         248.9         248.8
Other liabilities                              143.4         139.3         161.5              171.0         135.3          77.6
                                          -----------   -----------   -----------   ----------------   -----------   -----------

     Total Liabilities                     $ 1,720.5     $ 1,646.2     $ 1,867.7     $      1,711.1     $ 1,528.3     $ 1,249.4


SHAREHOLDERS' EQUITY                       $ 1,377.8     $ 1,751.9     $ 1,663.5     $      1,764.3     $ 1,770.0     $ 1,657.7
                                          -----------   -----------   -----------   ----------------   -----------   -----------

     Total Liabilites and Shareholders'
      Equity                               $ 3,098.3     $ 3,398.1     $ 3,531.2     $      3,475.4     $ 3,298.3     $ 2,907.1
                                          -----------   -----------   -----------   ----------------   -----------   -----------


Fully converted book value per share1      $   21.24     $   26.75     $   25.58     $        26.81     $   26.44     $   24.92

1 See Page 6 for calculation and Page 13 for a discussion of our use of Non-GAAP Financial Measures.

                           MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q1 2005
               Summary Consolidated Income Statements (unaudited)
                     $ in millions, except per share amounts

                                                                                                                 Full Year
                                             Q1-05         Q4-04         Q3-04        Q2-04          Q1-04           2004
                                          ----------    -----------    --------    -----------    ----------    ----------
Gross premiums written                    $   306.3     $    108.9     $ 184.5     $    210.4     $   333.2     $   837.0
Net premiums written                          279.4           98.9       170.9          182.2         297.3         749.3
Net premiums earned                           180.5          193.1       210.0          193.6         190.8         787.5
Net investment income                          21.4           19.5        18.0           16.3          15.3          69.1
Net realized gains on investments              12.3            2.0         2.0            1.4           1.7           7.2
Net foreign exchange gains (losses)            (3.3)           5.8         1.2           (1.0)          1.0           7.0
                                          ----------    -----------    --------    -----------    ----------    ----------

    Total Revenues                            210.9          220.4       231.2          210.3         208.8         870.8

Loss and loss adjustment expenses              79.5           55.0       263.4           40.2          46.2         404.9
Acquisition costs                              37.4           40.6        32.6           43.9          35.7         152.7
General and admin expenses                     15.2           17.9         8.9           14.8          13.7          55.3
Financing expense                               4.3            4.6         4.3            4.4           4.1          17.5
                                           ---------     ----------     -------     ----------     ---------     ---------

    Total Expenses                            136.4          118.1       309.2          103.3          99.7         630.4

Income (loss) before taxes                     74.5          102.3       (78.0)         107.0         109.1         240.4

                                          ----------    -----------    --------    -----------    ----------    ----------
    Net income (loss)                     $    74.5     $    102.4     $ (78.2)    $    107.0     $   109.0     $   240.3
                                          ----------    -----------    --------    -----------    ----------    ----------

                                          ----------    -----------    --------    -----------    ----------    ----------
    Comprehensive income (loss)           $    36.0     $    106.8     $ (59.8)    $     59.7     $   134.9     $   241.7
                                          ----------    -----------    --------    -----------    ----------    ----------

Loss ratio                                     44.1%          28.5%      125.5%          20.7%         24.2%         51.4%
Acquisition costs ratio                        20.7%          21.0%       15.5%          22.7%         18.7%         19.4%
Administrative expense ratio                    8.4%           9.3%        4.2%           7.6%          7.2%          7.0%
                                          ----------    -----------    --------    -----------    ----------    ----------
    Combined ratio                             73.2%          58.8%      145.2%          51.0%         50.1%         77.8%
                                          ----------    -----------    --------    -----------    ----------    ----------

Basic earnings (loss) per share           $    1.19     $     1.65     $ (1.26)    $     1.70     $    1.72     $    3.84
Diluted earnings (loss) per share         $    1.11     $     1.53     $ (1.26)    $     1.57     $    1.59     $    3.55

Dividend per share / warrant              $    5.86     $     0.34     $  0.34     $     0.34     $    0.34     $    1.36

                           MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q1 2005
                         Earnings Per Share (unaudited)
                     $ in millions, except per share amounts

                                                                                                               Full Year
                                               Q1-05        Q4-04        Q3-04         Q2-04        Q1-04         2004
                                           ------------ -----------------------------------------------------------------
Basic earnings (loss) per common share:

Net income (loss) available to common
 shareholders                              $      74.5  $     102.4  $      (78.2) $     107.0  $     109.0  $     240.3

Weighted avg common shares outstanding -
 basic                                      62,580,009   62,033,732    62,012,065   63,078,809   63,409,264   62,633,467

                                           ------------ ------------ ------------- ------------ ------------ ------------
   Basic earnings (loss) per common share  $      1.19  $      1.65  $      (1.26) $      1.70  $      1.72  $      3.84
                                           ------------ ------------ ------------- ------------ ------------ ------------


Diluted earnings (loss) per common share:

Net income (loss) available to common
 shareholders                              $      74.5  $     102.4  $      (78.2) $     107.0  $     109.0  $     240.3
Weighted avg common shares outstanding -
 basic                                      62,580,009   62,033,732    62,012,065   63,078,809   63,409,264   62,633,467
Dilutive effect of warrants                  4,084,240    4,049,262             -    3,780,365    4,080,029    3,967,866
Dilutive effect of stock options               615,529      985,258             -    1,083,017    1,279,980    1,105,639
Weighted avg common & common equivalent
 shares outstanding - diluted               67,279,778   67,068,252    62,012,065   67,942,191   68,769,273   67,706,972

                                           ------------ ------------ ------------- ------------ ------------ ------------
   Diluted earnings (loss) per common
    share                                  $      1.11  $      1.53  $      (1.26) $      1.57  $      1.59  $      3.55
                                           ------------ ------------ ------------- ------------ ------------ ------------


Diluted earnings (loss) per common share, excluding net realized gains / losses 1:

Diluted earnings (loss) per common share   $      1.11  $      1.53  $      (1.26) $      1.57  $      1.59  $      3.55
Impact of net realised gains / losses & FX
 translation                                     (0.14)       (0.12)        (0.05)       (0.01)       (0.04)       (0.21)

   Diluted earnings (loss) per common share,
                                           ------------ ------------ ------------- ------------ ------------ ------------
   excluding net realized gains / losses   $      0.97  $      1.41  $      (1.31) $      1.56  $      1.55  $      3.34
                                           ------------ ------------ ------------- ------------ ------------ ------------


1 Excludes realized gains (losses) on investments and excludes gains (losses) arising from translation of non-US dollar denominated balances.  See Page 13 for a discussion of our use of Non-GAAP Financial Measures.

                           MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q1 2005
                Fully Converted Book Value Per Share (unaudited)
                     $ in millions, except per share amounts


                                                 Mar 31         Dec 31         Sep 30        Jun 30        Mar 31        Dec 31
                                                  2005           2004           2004          2004          2004          2003
                                              ------------  ----------------------------------------------------------------------
Numerator ($ in millions):

Shareholders' equity                              1,377.8         1,751.9       1,663.5       1,764.3       1,770.0       1,657.7
Proceeds from assumed exercise of outstanding
 warrants                                           119.6           122.0         122.0         122.0         122.0         122.0
Proceeds from assumed exercise of outstanding
 options                                                -            35.5          40.3          44.1          45.3          46.1

                                              ------------  --------------  ------------  ------------  ------------ -------------
Book value numerator                          $   1,497.4   $     1,909.4   $   1,825.8   $   1,930.4   $   1,937.3   $   1,825.8
                                              ------------  --------------  ------------  ------------  ------------ -------------


Denominator (in shares):

Common voting shares outstanding               63,327,564      62,131,232    61,853,732    62,251,232    63,442,597    63,392,597
Shares issueable upon exercise of outstanding
 warrants                                       7,172,358       7,319,160     7,319,160     7,319,160     7,319,160     7,319,160
Shares outstanding upon exercise of outstanding
 options                                                -       1,922,500     2,200,000     2,427,500     2,500,000     2,550,000

                                              ------------  --------------  ------------  ------------  ------------ -------------
Book value denominator                         70,499,922      71,372,892    71,372,892    71,997,892    73,261,757    73,261,757
                                              ------------  --------------  ------------  ------------  ------------ -------------


Fully converted book value per common
voting and common                            ------------  --------------  ------------  ------------  ------------ -------------
equivalent voting share 1                    $     21.24   $       26.75   $     25.58   $     26.81   $     26.44   $     24.92
                                             ------------  --------------  ------------  ------------  ------------ -------------

1 See Page 13 for a discussion of our use of Non-GAAP Financial Measures.

                           MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q1 2005
                          Return on Equity (unaudited)


                                          Q1-05    Q4-04     Q3-04    Q2-04    Q1-04    Q4-03    Q3-03   Q2-03     Q1-03
                                        ---------------------------------------------------------------------------------
Comp Inc/Avg S/Hs' equity1 : Quarter        2.3%     6.3%     -3.5%     3.4%     7.9%     6.9%     6.2%    8.2%      7.9%

Comp Inc/Avg S/Hs' equity1 : Rolling 12
 months                                     8.5%    14.4%     15.1%    26.6%    32.6%    32.6%    34.5%   32.4%     30.3%


FCBVPS2                                  $21.24   $26.75   $ 25.58   $26.81   $26.44   $24.92   $23.72  $22.42   $ 20.81

Dividend per share/warrant3              $ 5.86   $ 0.34   $  0.34   $ 0.34   $ 0.34   $ 0.34   $    -  $    -   $     -

Dividend Yield3                            21.9%     1.3%      1.3%     1.3%     1.4%     1.4%       -       -         -


Change in FCBVPS 2: Quarter               -20.6%     4.6%     -4.6%     1.4%     6.1%     5.1%     5.8%    7.7%      7.3%


Total return 4 : Quarter                    1.3%     5.9%     -3.3%     2.7%     7.5%     6.5%     5.8%    7.7%      7.3%

Total return4 : Rolling 12 months           6.5%    13.1%     13.9%    24.4%    30.5%    30.3%    30.2%   28.0%     25.9%

Compound annual total return 4             18.6%    19.7%     19.2%    22.9%    24.2%    23.1%       -       -         -

Total return 4 : Since inception           74.2%       -         -        -        -        -        -       -         -


1 Comp Inc = Comprehensive Income.  Avg S/Hs' Equity = Average Shareholders' equity.  See Page 13 for a discussion of our use of Non-GAAP Financial Measures.
2 FCBVPS = Fully converted book value per share.  See Page 6 for calculation and Page 13 for a discussion of our use of
  Non-GAAP Financial Measures.
3 Dividend per share/warrant in Q1-05 comprises a $0.36 ordinary quarterly dividend and a $5.50 special dividend.
  Dividend yield is calculated using both ordinary quarterly dividend and special dividend.  See Page 13 for a discussion of our use of Non-GAAP Financial Measures.
4 Total return is the internal rate of return of the increase in fully converted book value per share in the period plus dividends accrued. See Page 13 for a discussion of our use of Non-GAAP Financial Measures.


                           MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q1 2005
                   Premium by Category by Quarter (unaudited)
                                 $ in millions

                                           Quarter ended    Quarter ended     Quarter ended     Quarter ended     Quarter ended
                                            Mar 31, 2005     Dec 31, 2004      Sep 30, 2004      Jun 30, 2004      Mar 31, 2004
                                              $       %        $       %         $      %          $       %         $       %
                                          ---------------  ---------------------------------------------------------------------
Gross premium written
     Property Specialty                      79.4     26%     56.0     52%     73.7      40%      96.2     46%      88.1     27%
     Property Catastrophe                   155.8     51%     20.0     18%     69.9      38%      65.7     31%     174.7     52%
     Other Specialty                         70.1     23%     32.8     30%     41.1      22%      43.8     21%      69.1     21%
     Qualifying Quota Share                   1.0      0%      0.1      0%     (0.2)      0%       4.7      2%       1.3      0%
                                          ---------------  ---------------   ---------------   ---------------   ---------------

     Total                                  306.3    100%    108.9    100%    184.5     100%     210.4    100%     333.2    100%
                                          ---------------  ---------------   ---------------   ---------------   ---------------

Ceded premium written                       (26.9)           (10.0)           (13.6)             (28.2)            (35.9)

Net premium written                         279.4             98.9            170.9              182.2             297.3

Net premium earned                          180.5            193.1            210.0              193.6             190.8

Ceded premium : Gross premium written %        -9%              -9%              -7%               -13%              -11%

Net premium earned : Net premium written %     65%             195%             123%               106%               64%


                                          Q1 '05 v Q1 '04  Q4 '04 v Q4 '03   Q3 '04 v Q3 '03   Q2 '04 v Q2 '03   Q1 '04 v Q1 '03
Qtr v Qtr last year                        change  change   change   change  change   change    change   change   change change
                                              $       %        $       %         $      %          $       %         $       %
                                          ---------------  ---------------------------------------------------------------------
Gross premium written
     Property Specialty                      (8.7)   -10%     10.8     24%    (26.5)    -26%      24.7     35%      (2.5)    -3%
     Property Catastrophe                   (18.9)   -11%     (4.0)   -17%     18.8      37%     (23.8)   -27%      23.9     16%
     Other Specialty                          1.0      1%      2.2      7%     10.8      36%      19.4     79%      20.3     42%
     Qualifying Quota Share                  (0.3)   -21%     (3.3)   -98%     35.4      NM       (3.9)   -45%     (75.1)   -98%
                                          ---------------  ---------------   ---------------   ---------------   ---------------

     Total                                  (26.9)    -8%      5.7      5%     38.5      26%      16.4      8%     (33.4)    -9%
                                          ---------------  ---------------   ---------------   ---------------   ---------------

                           MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q1 2005
                       Losses and Loss Ratios (unaudited)
                                  $ in millions

                                                                                              Full Year
                            Q1-05        Q4-04        Q3-04         Q2-04         Q1-04         2004
                         -----------  -----------  -----------------------------------------------------
Property Specialty
------------------

 Net reserves: start          160.8        223.3        129.0          105.5         98.8          98.8
 Change in prior AY            (0.1)        (8.0)        (7.6)         (23.4)       (15.1)        (54.1)
 Paid losses 1                (16.7)       (49.3)       (24.5)           4.0         (8.4)        (78.2)
 Incurred losses               40.9         (5.2)       126.4           42.9         30.2         194.3
                         -----------  -----------  -----------   ------------   ----------    ----------
 Net reserves: end            184.9        160.8        223.3          129.0        105.5         160.8
                         -----------  -----------  -----------   ------------   ----------    ----------

Net loss ratio                 60.4%       -18.4%       166.4%          29.3%        24.5%         51.5%
Prior AY adjusts.              -0.1%       -11.1%       -10.6%         -35.2%       -24.4%        -19.9%

Paid to incurred                 41%        -373%          21%           -20%          56%           56%

Property Catastrophe
--------------------

 Net reserves: start          117.9        149.3         38.0           42.7         40.0          40.0
 Change in prior AY            12.3         (3.7)        (6.7)          (3.8)        (3.6)        (17.8)
 Paid losses 1                (29.3)       (60.3)       (14.7)          (4.9)        (1.5)        (81.4)
 Incurred losses                7.7         32.6        132.7            4.0          7.8         177.1
                         -----------  -----------  -----------   ------------   ----------    ----------
 Net reserves: end            108.6        117.9        149.3           38.0         42.7         117.9
                         -----------  -----------  -----------   ------------   ----------    ----------

Net loss ratio                 31.4%        38.2%       139.4%           0.4%         5.4%         50.3%
Prior AY adjusts.              19.3%        -4.9%        -7.4%          -5.2%        -4.7%         -5.6%

Paid to incurred                147%         209%          12%          2023%          36%           51%



                                                                                      Full Year
                              Q1-05     Q4-04       Q3-04       Q2-04       Q1-04      2004
                            ---------  --------   ---------------------------------------------
Other Specialty
---------------

 Net reserves: start           128.6      88.7        72.2        58.3        42.9        42.9
 Change in prior AY            (13.5)     (1.1)       (5.0)       (5.1)       (4.1)      (15.3)
 Paid losses 1                  (4.1)     (4.8)       (3.3)       (1.1)       (2.7)      (11.9)
 Incurred losses                25.3      45.8        24.8        20.1        22.2       112.9
                            ---------  --------   ---------   ---------   ---------  ----------
 Net reserves: end             136.3     128.6        88.7        72.2        58.3       128.6
                            ---------  --------   ---------   ---------   ---------  ----------

Net loss ratio                  25.6%    104.8%       46.7%       38.5%       52.7%       61.7%
Prior AY adjusts.              -29.2%     -2.6%      -11.8%      -13.1%      -11.9%       -9.7%

Paid to incurred                  35%       11%         17%          8%         15%         12%

Qualifying Quota Share
----------------------

 Net reserves: start            47.5      56.1        64.1        62.7        60.4        60.4
 Change in prior AY              4.8      (4.5)       (3.4)       (2.0)       (0.5)      (10.4)
 Paid losses 1                  (4.9)     (3.2)       (6.9)       (4.0)       (6.5)      (20.6)
 Incurred losses                 2.2      (0.9)        2.3         7.4         9.3        18.1
                            ---------  --------   ---------   ---------   ---------  ----------
 Net reserves: end              49.6      47.5        56.1        64.1        62.7        47.5
                            ---------  --------   ---------   ---------   ---------  ----------

Net loss ratio                 225.9%   -233.9%      -19.7%       36.4%       50.2%       18.9%
Prior AY adjusts.              154.8%   -195.7%      -58.6%      -13.2%       -2.9%      -25.6%

Paid to incurred                  70%      -59%       -627%         74%         74%        268%


1 Paid losses are shown net of the impact of foreign exchange translation


TOTAL
-----

 Net reserves: start          454.8        517.4        303.3          269.2        242.1         242.1
 Change in prior AY             3.5        (17.3)       (22.7)         (34.3)       (23.3)        (97.6)
 Paid losses 1                (55.0)      (117.6)       (49.4)          (6.0)       (19.1)       (192.1)
 Incurred losses               76.1         72.3        286.2           74.4         69.5         502.4
                         -----------  -----------  -----------   ------------   ----------    ----------
 Net reserves: end            479.4        454.8        517.4          303.3        269.2         454.8
                         -----------  -----------  -----------   ------------   ----------    ----------

Net loss ratio                 44.1%        28.5%       125.5%          20.7%        24.2%         51.4%
Prior AY adjusts.               1.9%        -9.0%       -10.8%         -17.7%       -12.2%        -12.4%

Paid to incurred                 69%         214%          19%            15%          41%           47%

IBNR as a % of reserves          60%          62%          70%            72%          72%           62%

                           MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q1 2005
                             Investments (unaudited)
                                  $ in millions


                                              Mar 31        Dec 31        Sep 30        Jun 30        Mar 31        Dec 31
                                               2005          2004          2004          2004          2004          2003
                                            ----------   -----------   -----------   ---------------------------------------
Market value $
Fixed maturities                            $ 1,882.2     $ 2,325.3     $ 2,277.2     $ 2,137.7     $ 2,113.0     $ 1,976.2
Equity securities                                54.2          45.4          40.3          41.0          40.5          37.6
Other investments                                78.8         117.4         109.5          88.8          93.4          84.3
Cash and cash equivalents                       222.3         110.6         171.6         181.8         180.5         139.6
                                            ----------   -----------   -----------   -----------   -----------   -----------
    Total                                   $ 2,237.5     $ 2,598.7     $ 2,598.6     $ 2,449.3     $ 2,427.4     $ 2,237.7
                                            ----------   -----------   -----------   -----------   -----------   -----------

Market value %
Fixed maturities                                   84%           89%           87%           87%           87%           88%
Equity securities                                   2%            2%            2%            2%            2%            2%
Other investments                                   4%            5%            4%            4%            4%            4%
Cash and cash equivalents                          10%            4%            7%            7%            7%            6%
                                            ----------   -----------   -----------   -----------   -----------   -----------
    Total                                         100%          100%          100%          100%          100%          100%
                                            ----------   -----------   -----------   -----------   -----------   -----------

Fixed Income Allocation by Market Value
Government & government-sponsored entities  $ 1,093.3     $ 1,385.4     $ 1,504.2     $ 1,497.7     $ 1,533.1     $ 1,394.6
Corporate debt securities                       593.1         720.7         662.7         513.3         440.4         416.7
Mortgage-backed and asset-backed securities     195.8         219.2         110.3         126.7         139.5         164.9
                                            ----------   -----------   -----------   -----------   -----------   -----------
    Total                                   $ 1,882.2     $ 2,325.3     $ 2,277.2     $ 2,137.7     $ 2,113.0     $ 1,976.2
                                            ----------   -----------   -----------   -----------   -----------   -----------

Total investment return
    Net investment income                   $    21.4     $    19.5     $    18.0     $    16.3     $    15.3     $    14.4
    Realized gains (losses)                      12.3           2.0           2.0           1.4           1.7           1.3
    Change in unrealized gains (losses)         (38.5)          4.4          18.4         (47.3)         25.9          11.7
                                            ----------   -----------   -----------   -----------   -----------   -----------
    Total                                   $    (4.8)    $    25.9     $    38.4     $   (29.6)    $    42.9     $    27.4
                                            ----------   -----------   -----------   -----------   -----------   -----------

    Total return on average market value %       -0.2%          1.0%          1.5%         -1.2%          1.8%          1.3%

Average duration of fixed maturities         2.3 years     2.2 years     2.2 years     2.2 years     2.1 years     2.0 years
Average credit quality of fixed maturities         AA+           AA+           AA+           AA+           AA+           AA+

                           MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q1 2005
                               Capital (unaudited)
                                  $ in millions

                                  Mar 31         Dec 31         Sep 30         Jun 30           Mar 31           Dec 31
                                   2005           2004           2004           2004             2004             2003
                              -------------  -------------  --------------------------------------------------------------
Shareholders' equity           $   1,377.8    $   1,751.9    $   1,663.5    $   1,764.3    $       1,770.0    $   1,657.7
Senior Notes                         249.0          249.0          248.9          248.9              248.9          248.8
                              -------------  -------------  -------------  -------------  -----------------  -------------
     Total capital             $   1,626.8    $   2,000.9    $   1,912.4    $   2,013.2    $       2,018.9    $   1,906.5
                              -------------  -------------  -------------  -------------  -----------------  -------------

Financial leverage                    15.3%          12.4%          13.0%          12.4%              12.3%          13.1%


Common shares outstanding       63,327,564     62,131,232     61,853,732     62,251,232         63,442,597     63,392,597
Warrants outstanding             7,172,358      7,319,160      7,319,160      7,319,160          7,319,160      7,319,160
Options outstanding                      -      1,922,500      2,200,000      2,427,500          2,500,000      2,550,000
                              -------------  -------------  -------------  -------------  -----------------  -------------
     Total                      70,499,922     71,372,892     71,372,892     71,997,892         73,261,757     73,261,757
                              -------------  -------------  -------------  -------------  -----------------  -------------

Dividend per share/warrant1    $      5.86    $      0.34    $      0.34    $      0.34    $          0.34    $      0.34

     Total dividend payout     $     413.1    $      23.6    $      23.5    $      23.7    $          24.1    $      24.0




1 Dividend per share/warrant in Q1-05 comprises a $0.36 ordinary quarterly dividend and a $5.50 special dividend.


                           MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q1 2005
                      Net Income Reconciliation (unaudited)
                                  $ in millions

                                                                         Three months ended Mar 31
                                                                   2005                              2004
                                                            ----------------------------------------------------
Net income                                                  $            74.5                  $          109.0

Net realized gains on investments                           $            12.3                  $            1.7

Net foreign exchange gains (losses)                         $            (3.3)                 $            1.0

Net income, excluding net realized gains / losses 1         $            65.5                  $          106.3


1 Excludes realized gains (losses) on investments and excludes gains (losses) arising from translation of non-US dollar denominated balances. See Page 13 for a discussion of our use of Non-GAAP Financial Measures.

                           MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q1 2005
                           Non-GAAP Financial Measures


Non-GAAP Financial Measures

In presenting our results, we have included and discussed certain non-GAAP financial measures. These non-GAAP measures, which may be defined differently by other companies, are important for an understanding of our overall results of operations; however, they should not be viewed as a substitute for measures determined in accordance with GAAP. We believe that these measures are important to investors and other interested parties, and that these persons benefit from having a consistent basis for comparison with other companies within the industry. However, these measures may not be comparable to similarly titled measures used by companies either inside or outside of the insurance industry.

In addition to presenting net income (loss), management believes that showing net income (loss) excluding net realized gains (losses) and net foreign exchange gains (losses), and diluted earnings (losses) per share, excluding net realized gains (losses), two non-GAAP financial measures, enables investors and other users of our financial information to analyze our performance in a manner similar to how management analyzes the Company's performance. Montpelier believes that analysts and certain rating agencies who follow us exclude these items from their analysis for the same reasons.

This financial supplement contains the presentation of 'Return on Equity' which is a non-GAAP financial measure as defined by Regulation G. The calculation is based on comprehensive income divided by the average shareholders' equity. The Company believes that this measure more accurately reflects the returns on equity delivered by management before taking into account the effect of all dilutive securities.

This financial supplement also contains the presentation of 'Dividend Yield' which is a non-GAAP financial measure as defined by Regulation G. The calculation is based on dividend per share divided by the prior quarter's fully converted book value per share. Management believes that this measure more accurately puts into context the amount of capital being paid in the form of dividends.

This financial supplement also contains the presentation of 'Fully converted book value per share' which is a non-GAAP financial measure as defined by Regulation G. The calculation is based on total shareholders' equity plus the assumed proceeds from the exercise of outstanding options and warrants, divided by the sum of shares, options and warrants outstanding (assuming their exercise). The Company believes that fully converted book value per share more accurately reflects the value attributable to a common share.

This financial supplement also contains the presentation of 'Total return to shareholders' which is a non-GAAP financial measure as defined by Regulation G. It is the internal rate of return of the increase in fully converted book value per share (described above) in the period plus dividends accrued. Management believes that this measure most accurately reflects the return made by its shareholders as it takes into account the effect of all dilutive securities and the effect of dividends.

This financial supplement also contains the presentation of 'Compound annual total return' which is a non-GAAP financial measure as defined by Regulation G. It is the compound annual internal rate of return of the increase in fully converted book value per share, including all dividends accrued to March 31, 2005. Management believes that this measure most accurately reflects the compound annual return made by its shareholders as it takes into account the effect of all dilutive securities and the effect of dividends.